Exhibit 99.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is executed and effective this 15th day of June, 2009 (the “Effective Date”), by and among SILICON VALLEY BANK, a California corporation (“Bank”) with its principal place of business of 3003 Tasman Drive, Santa Clara, California 95054; LUNA INNOVATIONS INCORPORATED, a Delaware corporation (“LII”); and LUNA TECHNOLOGIES, INC., a Delaware corporation (together with LII, collectively the “Borrowers” and each a “Borrower”) with their principal place of business of 1 Riverside Circle, Suite 400, Roanoke, Virginia 24016.

RECITALS

A.    Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of May 22, 2008 (as the same has been amended, modified, supplemented or restated, the “Loan Agreement”), pursuant to which Bank has made available to Borrowers, among other credit accommodations, a secured revolving credit facility in the original maximum principal amount of Ten Million Dollars ($10,000,000) (the “Revolving Loan”) and a secured term loan in the original principal amount of Five Million Dollars ($5,000,000) (the “Term Loan” and collectively with the Revolving Loan, the “Loans”).

B.    Borrowers are currently in default of the Loan Agreement for failing to comply with the adjusted quick ratio as required pursuant to Section 6.7(a) of the Loan Agreement for the month ended March 31, 2009 (“Existing Event of Default”).

C.    Hansen Medical, Inc. brought suit against LII for breach of contract, misappropriation of trade secrets and fraud. A jury verdict was entered against LII in the approximate amount of Thirty Six Million Dollars ($36,000,000). The hearing for the court to consider post-trial motions, the resolution of which must precede the entry of final judgment against LII (the “Hearing”) is scheduled for July 20, 2009. If a final judgment of at least Two Hundred Fifty Thousand Dollars ($250,000) is rendered against LII, which final judgment remains unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof against LII, the Borrowers will be in default of Section 8.7 of the Loan Agreement.

D.    Borrowers have requested that Bank forbear from exercising its rights and remedies under the Loan Agreement as a result of the Existing Event of Default during the Forbearance Period (as hereinafter defined).

NOW, THEREFORE, in consideration of the agreements and covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Incorporation by Reference; Acknowledgement of Recitals. Each Borrower acknowledges the recitals set forth herein and the description of the Existing Event of Default set forth above are true and correct statements of fact, are incorporated herein, and form a substantive part of this Agreement.

2.    Definitions. Capitalized terms used but not defined in this Agreement, including its preamble and recitals, shall have the meanings given to them in the Loan Agreement.

3.    Acknowledgment of Indebtedness.

a.    Each Borrower hereby acknowledges and agrees that as of June 2, 2009, the outstanding principal balance under the Revolving Loan is Zero Dollars ($0), excluding all accrued and unpaid interest, fees and Bank Expenses.

b.    Each Borrower hereby acknowledges and agrees that as of June 2, 2009, the outstanding principal balance under the Term Loan is Four Million Two Hundred Eighty Five Thousand Seven Hundred Fourteen and 28/100 Dollars ($4,285,714.28), excluding all accrued and unpaid interest, fees and Bank Expenses, and that such sum is due and owing without offset or defense.

4.    Ratification of Loan Documents; Further Assurances.

a.    Each Borrower acknowledges and agrees that each of the Loan Documents remain in full force and effect in accordance with the original terms, except as expressly amended and modified by this Agreement and the Forbearance Documents (as hereinafter defined).

b.    Each Borrower hereby ratifies, confirms, and reaffirms that the Obligations include, without limitation, the Loans, and any future modifications, amendments, substitutions or renewals thereof.

c.    Each Borrower hereby agrees that this Agreement is the legal, valid and binding obligation of Borrowers, enforceable against each Borrower.

d.    Borrowers and Bank acknowledge that the Existing Event of Default is ongoing, existing and a continuing Event of Default under the Loan Agreement.

e.    Borrowers and Bank confirm that neither party has heretofore waived or modified, and has not agreed to waive or modify, any term of the Loan Documents, and any actions that any Borrower takes or fails to take (including the expenditure of any funds) is voluntary, informed and taken at its own risk.

f.    Each Borrower shall, from and after the execution of this Agreement, execute and deliver to Bank whatever additional documents, instruments, and agreements that Bank may reasonably require in order to perfect the Collateral granted in the Loan Agreement more securely in Bank and to otherwise give effect to the terms and conditions of this Agreement.

5.    Revolving Loan. Each Borrower agrees that from and after the Effective Date, no further Advances may be requested by any Borrower under the Loan Agreement.

6.    Adjusted Quick Ratio. Notwithstanding anything set forth in Section 6.7(a) to the contrary, the Adjusted Quick Ratio will not be tested during the Forbearance Period.

7.    Minimum Cash Covenant. Each Borrower agrees that from and after the Effective Date until the expiration of the Forbearance Period, Borrowers shall maintain, at all times, to be tested as of the last day of each month, aggregate unrestricted and unencumbered cash and Cash Equivalents at Bank or Bank’s Affiliates of at least Ten Million Dollars ($10,000,000).

8.    Interest Rate. Each Borrower agrees that from and after the Effective Date, until the Term Loan has been repaid in full, the Term Loan shall accrue interest at a floating per annum rate equal to the greater of (i) two percent (2.00%) above the Prime Rate or (ii) six percent (6.00%), which interest shall be payable monthly.

9.    Compliance Certificate. Each Borrower agrees that from and after the Effective Date, until the expiration of the Forbearance Period, Exhibit E of the Loan Agreement is replaced in its entirety with Exhibit E attached hereto. From and after the Effective Date, until the expiration of the Forbearance Period, all references in the Loan Agreement, to the Compliance Certificate shall be deemed to refer to Exhibit E.

10.    Conditions Precedent. The effectiveness of this Agreement and the forbearance described herein is subject to the satisfaction of each of the following conditions precedent:

a.    This Agreement and any Forbearance Document shall be executed by all parties and delivered to Bank; and

b.    Borrowers’ payment of a non-refundable forbearance fee in an amount equal to Five Thousand Dollars ($5,000) and all legal fees and expenses of Bank shall have been paid in full, to the extent due in connection with the Existing Event of Default and the preparation, negotiation, execution and delivery of this Agreement and the Forbearance Documents. Borrowers hereby authorize Bank to debit any deposit account maintained by any Borrower with Bank for all such amounts.

11.    Forbearance Period. Subject to each Borrower’s strict compliance and performance with the terms of this Agreement, the Loan Documents and each of the Forbearance Documents, Bank will forbear from enforcing its rights and remedies under the Loan Documents from the Effective Date through and until the earlier to occur of (i) the commencement of the Hearing or (ii) July 17, 2009 (the “Forbearance Period”).

12.    Rights Upon Termination. Upon the expiration or termination of the Forbearance Period, Bank’s forbearance as set forth in this Agreement shall automatically terminate, all of the Obligations shall, without notice or demand, become immediately due and payable in full, and Bank may immediately commence enforcing its rights and remedies pursuant to the Loan Documents and otherwise.

13.    Representations of Borrowers. Each Borrower warrants and represents to Bank as follows:

a.    No Borrower has any defense, affirmative or otherwise, right of setoff, right of recoupment, claim, counterclaim, action or causes of action of any kind or nature whatsoever against Bank or any past, present or future agent, attorney, legal representative, predecessor-in-interest, affiliate, successor, assign, employee, director or officer of Bank, directly or indirectly, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted, or began prior to the execution of this Agreement and accrued, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of the terms or conditions of the Loan Documents, or which directly or indirectly relate to or arise out of or in any manner are connected with any of the Loan Documents; TO THE EXTENT ANY SUCH DEFENSES, AFFIRMATIVE OR OTHERWISE, RIGHTS OF SETOFF, RIGHTS OF RECOUPMENT, CLAIMS, COUNTERCLAIMS, ACTIONS OR CAUSES OF ACTION EXIST OR EXTEND, SUCH DEFENSES, RIGHTS, CLAIMS, COUNTERCLAIMS, ACTIONS AND CAUSES OF ACTION ARE HEREBY FOREVER WAIVED, DISCHARGED AND RELEASED.

b.    Each Borrower has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze and discuss all terms and conditions of this Agreement and all factual and legal matters relevant hereto with counsel freely and independently chosen by it. Each Borrower further acknowledges that it has actively and with full understanding participated in the negotiation of this Agreement after consultation and review with its counsel and that this Agreement has been negotiated, prepared and executed without fraud, duress, undue influence or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party to this Agreement.

c.    As of the Effective Date, other than the lawsuit described in the Recitals hereto, there are no proceedings or investigations pending or, so far as any Borrower knows, threatened in writing against it, before any court or arbitrator or any governmental, administrative or other judicial authority or agency, which could, if adversely decided, have a material adverse effect on the Borrower, the Borrower’s business or the Collateral.

d.    There is no statute, rule, regulation, order or judgment, no charter, by-law or preference stock provision with respect any Borrower, and no provision of any mortgage, indenture, contact or other Agreement binding on any Borrower or any of its properties which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms or conditions of this Agreement.

e.    No Borrower has voluntarily or involuntarily, granted any liens or security interests to any creditor not previously disclosed to Bank in writing on or before the Effective Date or taken any action or failed to take any action which could or would impair, change, jeopardize or otherwise adversely affect the priority, perfection, validity or enforceability of any liens or securing interests securing all or any portion of the Obligations or the priority or validity of Bank’s claims with respect to the Obligations relative to any other creditor of any Borrower.

f.    Each Borrower has the full legal right, power and authority to enter into and perform its obligations under this Agreement and the other documents being delivered by any Borrower in connection with this Agreement (collectively, the “Forbearance Documents”), and the execution and delivery of this Agreement and the other Forbearance Documents by each Borrower and the consummation by each Borrower of the transactions contemplated hereby and thereby and performance of their obligations hereunder and thereunder have been duly authorized by all appropriate action (corporate or otherwise).

g.    This Agreement and each of the Loan Documents to which it is a party constitutes the valid, binding and enforceable Agreement of each Borrower, enforceable against each Borrower in accordance with the terms thereof.

14.    Reimbursement of Costs and Expenses. Borrowers shall reimburse Bank for any and all reasonable costs, expenses, and costs of collection (including attorneys’ fees, expenses, audit fees, and appraisal fees) heretofore or hereafter incurred by Bank in connection with this Agreement and with the protection, preservation, and enforcement by Bank of its rights and remedies. Each Borrower hereby authorizes and directs Bank to debit any deposit account maintained by any Borrower with Bank for all such fees and expenses.

15.    Non-Interference. From and after the expiration or termination of the Forbearance Period, each Borrower agrees not to interfere with the exercise by Bank of any of its rights and remedies. Each Borrower further agrees that it shall not seek to distrain or otherwise hinder, delay, or impair Bank’s efforts to realize upon the Collateral, or otherwise to enforce its rights and remedies pursuant to the Loan Documents. The provisions of this Section 15 shall be specifically enforceable by Bank.

16.    RELEASE OF CLAIMS. FOR AND IN CONSIDERATION OF BANK’S AGREEMENTS CONTAINED HEREIN, EACH BORROWER, TOGETHER WITH ITS, SUCCESSORS AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES BANK AND EACH OF ITS RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF THEIR RESPECTIVE CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE EFFECTIVE DATE THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING DIRECTLY OR INDIRECTLY FROM THE LAWSUIT, ANY PRIOR OR EXISTING LOANS BETWEEN RELEASORS AND RELEASED PARTIES, ANY OF THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER ANY OF THE LOAN DOCUMENTS, AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. EACH OF THE RELEASORS WAIVES THE BENEFITS OF ANY LAW, WHICH MAY

PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED. EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION.

17.    Automatic Stay. Each Borrower agrees that upon the filing of any petition for relief by or against any Borrower under the United States Bankruptcy Code, Bank shall be entitled to immediate and complete relief from the automatic stay, and Bank shall be permitted to proceed to protect and enforce its rights and remedies under state law. Each Borrower hereby expressly assents to any motion filed by Bank seeking relief from the automatic stay. Each Borrower further hereby expressly WAIVES the protections afforded under Section 362 of the United States Bankruptcy Code with respect to Bank.

18.    JURY TRIAL. EACH BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY RELATED AGREEMENT OR (II) IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED HEREBY OR THEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND EACH BORROWER HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY BORROWER OR BANK MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 18 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH BORROWER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

19.    Power of Attorney. Each Borrower irrevocably appoints Bank as its lawful attorney to, after the expiration or termination of the Forbearance Period: (i) endorse any Borrower’s name on any checks or other forms of payment or security; (ii) sign any Borrower’s name on any invoice or bill of lading for any Accounts or drafts against Account Debtors, (iii) transfer the Collateral into the name of Bank or a third party as the Uniform Commercial Code in the Commonwealth of Virginia, as in effect from time to time, permits; and (iv) take such other actions as Bank deems necessary to carry out the intent of this Agreement and the Forbearance Documents. Bank may exercise the power of attorney to sign any Borrower’s name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether a default has occurred under this Agreement or any of the Loan Documents. Bank’s appointment as each Borrower’s attorney in fact, and all of Bank’s rights and powers, coupled with an interest, are irrevocable until the Obligations have been fully repaid and performed and Bank’s obligation to provide any extension of credit to any Borrower under the Loan Documents.

20.    Entire Agreement. This Agreement shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of Bank and its respective successors and assigns. This Agreement and all documents, instruments, and agreements executed in connection herewith incorporate all of the discussions and negotiations between Borrowers and Bank, either expressed or implied, concerning the matters included herein and in such other documents, instruments and agreements, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement, or any provision of any other document, instrument, or agreement between Borrowers and Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment, or waiver, and if such party be Bank, then by a duly authorized officer thereof.

21.    Construction of Agreement.

a.    All rights and obligations hereunder and thereunder, including matters of construction, validity, and performance, shall be governed by and construed in accordance with the law of the Commonwealth of Virginia and are intended to take effect as sealed instruments.

b.    The captions of this Agreement are for convenience purposes only, and shall not be used in construing the intent of the Bank and the Borrowers under this Agreement.

c.    In the event of any inconsistency between the provisions of this Agreement and any other document, instrument, or agreement entered into by and between the Bank and the Borrowers, the provisions of this Agreement shall govern and control.

d.    The Bank and the Borrowers have prepared this Agreement and all documents, instruments, and agreements incidental hereto with the aid and assistance of their respective counsel. Accordingly, all of them shall be deemed to have been drafted by the Bank and the Borrowers and shall not be construed against the Bank or the Borrowers.

22.    Illegality or Unenforceability. Any determination that any provision or application of this Agreement is invalid, illegal, or unenforceable in any respect, or in any instance, shall not affect the validity, legality, or enforceability of any such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

23.    Consistent Changes; Conflicts. The Loan Documents are hereby amended wherever necessary to reflect the changes described above. To the extent any term or provision herein conflicts with any term or provision contained in any of the Loan Documents, the term or provision provided for herein shall control.

24.    Continuing Validity. Each Borrower understands and agrees that in entering into this Agreement, Bank is relying upon each Borrower’s representations, warranties, and agreements, as set forth in the Loan Documents. Except as expressly modified pursuant to this

Agreement, the terms of the Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Loan Agreement pursuant to this Agreement in no way shall obligate Bank to make any future modifications to the Loan Agreement. Nothing in this Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrowers to retain as liable parties all makers and endorsers of Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Agreement. The terms of this Section 24 apply not only to this Agreement, but also to all subsequent loan modification agreements.

25.    No Waiver. This Agreement is not applicable to any Event of Default under any Loan Document whether arising before or after the Effective Date or as a result of the transactions contemplated hereby other than the Existing Event of Default.

26.    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, successors, and permitted assigns of the parties.

27.    Severability; Authority. If any provision of this Agreement is not enforceable, the remaining provisions of the Agreement shall be enforced in accordance with their terms. Each Borrower and Bank represents and warrants to each other that each is duly authorized to execute and deliver this Agreement on their respective behalves.

28.    Counterparts. This Agreement may be executed in two or more counterparts each of which shall constitute an original and all of which shall, when taken together, constitute one and the same agreement, notwithstanding that all parties may not have signed all counterparts of this Agreement.

[Signatures Appear on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed, or caused this Agreement to be executed by the respective officer or authorized signatory thereunto duly authorized, as of the date first written above.

BANK

SILICON VALLEY BANK

By:	/s/ Heather Parker
Name: Heather Parker Title: Relationship Manager

BORROWERS

LUNA INNOVATIONS INCORPORATED

By:	/s/ Scott A. Graeff
Name: Scott A. Graeff Title: Treasurer

LUNA TECHNOLOGIES, INC.

By:	/s/ Scott A. Graeff
Name: Scott A. Graeff Title: Treasurer

EXHIBIT E

COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	DATE: ________________________
FROM: LUNA INNOVATIONS INCORPORATED AND LUNA TECHNOLOGIES, INC.

The undersigned authorized officers of Luna Innovations Incorporated and Luna Technologies, Inc. (collectively, the “Borrowers”) certify that under the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (1) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, other than the Existing Event of Default (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Each Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and each Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against any Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which such Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrowers are not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 90 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Borrowing Base Certificate, A/R & A/P Agings	Monthly within 30 days	Yes No
The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required			Actual		Complies
Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio (on a monthly basis)***		1.25:1.0			:1.0	Yes No
Minimum Liquidity (at all times)*		1.75:1.0	**		:1.0	Yes No
Minimum EBITDA (on a quarterly basis)	$		**	$		Yes No
Fixed Charged Coverage Ratio (on a monthly basis)		1.25:1.0			:1.0	Yes No
Minimum Cash		$10,000,000		$		Yes No

* Applies when Borrowers’ Fixed Charge Coverage Ratio is less than or equal to 1.25 to 1.00.

** See schedule 1 for required amount.

*** Will not be tested during Forbearance Period

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

LUNA INNOVATIONS INCORPORATED		BANK USE ONLY

Received by:
By:			AUTHORIZED SIGNER
	Name:	Date:
Title:
Verified:
LUNA TECHNOLOGIES, INC.			AUTHORIZED SIGNER

Date:

By:		Compliance Status: Yes No
Name:
Title:

Schedule 1 to Compliance Certificate

Financial Covenants of Borrowers

Dated:

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

I.	Adjusted Quick Ratio (Section 6.7(a))

Required:        1.25:1.00

Actual:

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrowers	$

B.	Aggregate value of the net billed accounts receivable of Borrowers	$

C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrower	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrowers’ consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year	$

F.	Aggregate value of all amounts received or invoiced by Borrowers in advance of performance under contracts and not yet recognized as revenue	$

G.	Line R minus line F	$

H.	Adjusted Quick Ratio (line D divided by line G)		:1.00

Is line H equal to or greater than 1.25:1:00?

                     No, not in compliance                                                                                                       Yes, in compliance

II.	Liquidity (Section 6.7(b))

Required:        $                     1.75 times line D below

Actual:            $

A.	Unrestricted cash and Cash Equivalents	$

B.	Availability Amount	$

C.	Liquidity (line A plus line B)	$

D.	Unpaid Principal Balance of Term Loan	$

Is line C equal to or greater than 1.75 times Line D?

                     No, not in compliance                                                                                                       Yes, in compliance

III.	EBITDA (Section 6.7(c))

Required:        See chart below

Period	Minimum EBITDA	*
Quarter ending December 31, 2008	($1,750,000)

Quarter ending March 31, 2009	($2,000,000)

Quarter ending June 30, 2009	($1,300,000)

Quarter ending September 30, 2009	($250,000)

Quarter ending December 31, 2009	($250,000)

Each quarter thereafter	$1.00

*Notwithstanding the foregoing, up to a maximum of Two Million Dollars ($2,000,000) related to a settlement in regard to the litigation between LII and Hansen Medical, Inc. will not be included in the EBITDA calculation in the period in which such settlement occurs.

Actual:         $

A.	Net Income of Borrowers		$

B.	To the extent included in the determination of Net Income		$

	1.	The provision for income taxes	$

	2.	Depreciation expense	$

	3.	Amortization expense	$

	4.	Net Interest Expense	$

	5.	Reasonable add-backs for non-cash, non-recurring items	$

	6.	The sum of lines 1 through 5	$

C.	EBITDA (line A plus line B.6)		$

D.	Required EBITDA (from chart above)		$

Is line C equal to or greater than line D?

                     No, not in compliance                                                                                                       Yes, in compliance

IV.	Fixed Charge Coverage Ratio

*The Liquidity covenant in Section II above is not applicable when each Borrower’s Fixed Charge Coverage Ratio is greater than 1.25:1.00.

Actual fixed Charge Coverage Ratio:                     :1.00

A.	Net Income for the trailing 12 months		$

B.	To the extent included in the determination of Net Income

	1.	The provision for income taxes for the trailing 12 months	$

	2.	Depreciation expense for the trailing 12 months	$

	3.	Amortization expense for the trailing 12 months	$

	4.	Net Interest Expense for the trailing 12 months	$

	5.	Reasonable add-backs to EBITDA for non-cash and non-recurring items for the trailing 12 months	$

	6.	The sum of lines 1 through 5	$

C.	EBITDA for the trailing 12 months (line A plus line B.6)		$

D.	Line C divided by four		$

E.	Unfinanced capital expenditures for the trailing three months		$

F.	Interest Expense for the trailing three months		$

G.	Income taxes paid in cash for the trailing three months		$

H.	Required scheduled principal payments on Indebtedness for the trailing three months		$

I.	Permitted dividends paid in cash for the trailing three months		$

J.	The sum of Lines E through I		$

K.	Fixed Charge Coverage Ratio (Line D divided by line J)			:1.00

Is line K greater than 1.25:1:00?

                     No, not in compliance                                                                                                       Yes, in compliance

V.	Minimum Cash**

** Required during Forbearance Period

Required:        $10,000,000

A.	Aggregate value of the unrestricted cash and Cash Equivalents of Borrowers at Bank or its Affiliates	$

Is line A greater than $10,000,000?

                     No, not in compliance                                                                                                       Yes, in compliance